UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 19, 2021

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of Omniome, Inc.

On July 19, 2021, Pacific Biosciences of California, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Plan of Reorganization (the “Merger Agreement”) with Omniome, Inc. (“Omniome”), Apollo Merger Sub, Inc., a wholly owned subsidiary of the Company, Apollo Acquisition Sub, LLC, a wholly owned subsidiary of the Company, and Shareholder Representative Services, LLC, as securityholder representative.

Pursuant to the Merger Agreement, the Company has agreed to acquire all of the outstanding equity interests of Omniome, with Omniome continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

Omniome’s stockholders have approved the Merger. No approval of the Company’s stockholders is required to consummate the Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, holders of Omniome’s outstanding equity interests will be entitled to receive approximately $600 million (composed of approximately 9.4 million shares of the Company’s common stock and $300 million in cash). Subject to the terms of the Merger Agreement and the achievement of a specified milestone, holders of Omniome’s outstanding equity interests will also be entitled to receive $200 million (composed of $100 million in cash and the rest in shares of the Company’s common stock). All amounts are subject to adjustment as specified in the Merger Agreement. As part of the Merger, the Company will assume certain of Omniome’s unvested options. Pursuant to the Merger Agreement, the Company will be required to register the equity portion of the merger consideration for resale with the Securities and Exchange Commission (the “SEC”) as soon as practicable following the closing of the Merger.

The closing of the Merger is subject to the satisfaction of customary conditions, including, among others: (1) the accuracy of representations and warranties of, and performance of covenants by, the other party (in each case, subject to certain qualifications, if applicable), (2) the absence of a continuing material adverse effect, (3) the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger; and (4) the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Company, Omniome, and the Merger Subs have made customary representations, warranties, and covenants in the Merger Agreement, including, among other things, covenants with respect to the conduct of Omniome’s business during the period between the execution of the Merger Agreement and consummation of the Merger.

The Merger Agreement contains customary termination rights for both the Company and Omniome including, but not limited to, (1) in the event that the Merger has not been consummated on or prior to December 16, 2021, (2) the parties’ mutual written agreement to terminate the Merger Agreement, or (3) a material breach by one party, which breach cannot be cured within 20 calendar days, entitling the non-breaching party to not consummate its closing conditions under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. It is not intended to provide any financial or other factual information about the Company, Omniome, or any other party to the Merger Agreement. There are representations, warranties, and covenants contained in the Merger Agreement that were made by the parties to each other as of specific dates. The representations, warranties, and covenants (1) were made only for purposes of the Merger Agreement and were solely for the benefit of the parties to the Merger Agreement and the parties expressly identified as third-party beneficiaries thereto, as applicable, (2) may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing matters as facts, and (3) may be subject to a contractual standard of materiality that is different from certain standards generally applicable to investors. Investors should not rely on the representations, warranties, and covenants as characterizations of the actual state of facts regarding or condition of the parties or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement or earlier dates specified therein, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the Merger Agreement not in isolation but in conjunction with other information about the Company that is included in reports, statements and other filings made with the SEC by the Company.

Private Placement

On July 19, 2021, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain qualified institutional buyers and institutional accredited investors (the “Investors”), pursuant to which the Company agreed to sell to the Investors an aggregate of 11,214,953 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $26.75 per share, for aggregate gross proceeds to the Company of approximately $300 million (the “Private Placement”). The closing of the Private Placement is conditioned upon, among other customary closing conditions, the closing of the Merger.

In connection with the Private Placement, on July 19, 2021, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, providing them, among other things, certain registration rights. Under the Registration Rights Agreement, the Company will be required to register the Shares for resale with the SEC within 30 days following the closing of the Private Placement.

The foregoing summaries of the Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 2.02	Results of Operations and Financial Condition.

On July 20, 2021, the Company issued a press release announcing certain unaudited preliminary results for the second fiscal quarter ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference in any filing (whether made before or after the date hereof) or any other document under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 3.02	Unregistered Sales of Equity Securities.

On July 19, 2021, the Company entered into the Purchase Agreement, pursuant to which the Company agreed to sell to the Investors an aggregate of 11,214,953 shares of the Shares, at a price of $26.75 per share, for aggregate gross proceeds to the Company of approximately $300 million. The Company will issue the Shares in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Company will rely on this exemption from registration for private placements based in part on the representations made by the Investors that each is acquiring the Shares for investment purposes only and not with a view toward, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

On July 19, 2021, the Company entered into the Merger Agreement. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, holders of Omniome’s outstanding equity interests will be entitled to receive approximately $600 million (composed of approximately 9.4 million shares of the Company’s common stock and $300 million in cash). Subject to the terms of the Merger Agreement and the achievement of a specified milestone, holders of Omniome’s outstanding equity interests will also be entitled to receive $200 million (composed of $100 million in cash and the rest in shares of the Company’s common stock). All amounts are subject to adjustment as specified in the Merger Agreement. The Company will issue the equity portion of the merger consideration in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Company will rely on this exemption from registration for private placements based in part on the representations made by the holders of Omniome’s outstanding equity interests that each is an accredited investor and is acquiring the equity portion of the merger consideration for investment purposes only and not with a view toward, or for resale in connection with, the public sale or distribution thereof. Accordingly, the equity portion of the merger consideration has not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Information related to the Private Placement and Merger contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01	Other Events.

On July 20, 2021, the Company issued a press release announcing the Merger, the Private Placement and its preliminary results for the second fiscal quarter ended June 30, 2021, which is attached as Exhibit 99.1 to this report. The information in this Item 8.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor will it be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. Readers are cautioned not to rely on such forward-looking statements as they are based only on information currently available to the Company and involve risks and uncertainties that may cause actual results to vary materially, many of which are beyond our control, including but not limited to: the ability to successfully complete the Merger and Private Placement on anticipated terms and timetable; the ability to successfully integrate and achieve expected benefits of the Merger; risk relating to any unforeseen liabilities of Omniome; and other risks and uncertainties. Readers are strongly encouraged to read the full cautionary statements contained in the Company’s filings with the SEC, including the “Risk

Factors” section of the Company’s most recent Forms 10-K and 10-Q. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger and Plan of Reorganization among Pacific Biosciences of California, Inc., Apollo Merger Sub, Inc., Apollo Acquisition Sub, LLC, Omniome, Inc. and Shareholder Representative Services, LLC, as securityholder representative, dated as of July 19, 2021.*

10.2	Securities Purchase Agreement, dated as of July 19, 2021, by and between Pacific Biosciences of California, Inc. and each of the Investors.

10.3	Registration Rights Agreement, dated as of July 19, 2021, by and between Pacific Biosciences of California, Inc. and each of the Investors.

99.1	Press Release, dated as of July 20, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Susan G. Kim
Susan G. Kim Chief Financial Officer

Date: July 20, 2021